UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

Kidpik Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41032	81-3640708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue South, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 399-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 16, 2024, the Listing Qualifications department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notified Kidpik Corp. (the “Company”, “we” and “us”) that our stockholders’ equity as reported in our Annual Report on Form 10-K for the period ending December 30, 2023 (the “Form 10-K”), did not meet the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b) requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000 (the “Equity Rule”). In the Company’s Form 10-K, the Company reported stockholders’ equity of $1,036,834, which is below the minimum stockholders’ equity required for continued listing pursuant to Nasdaq Listing Rule 5550(b).

Nasdaq gave the Company until May 31, 2024 to submit to Nasdaq a plan to regain compliance, which plan was timely submitted. The plan discussed our expectation to regain compliance with the Equity Rule upon the closing of our previously announced March 29, 2024, Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) entered into between the Company, Nina Footwear Corp., a Delaware corporation (“Nina Footwear”), and Kidpik Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which, upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, Merger Sub will be merged with and into Nina Footwear, with Nina Footwear surviving as a wholly-owned subsidiary of Kidpik (the “Merger”). At the time of the filing of the plan of compliance, the Company also advised Nasdaq that it was the Company’s expectation to regain compliance with the Equity Rule by October 14, 2024 (180 days after the date from the original deficiency notification, which is the maximum amount of time the Staff can provide, in its discretion, for an issuer to regain compliance with the Equity Rule).

Due to unforeseen delays in completing the required Nina Footwear financial statements and pro forma information, we have unfortunately been delayed in filing the required proxy statement necessary to seek stockholder approval for the issuance of common stock in connection with the Merger, and therefore have been delayed in completing the Merger.

As a result, on October 2, 2024, the Company received a delist determination letter from the Staff advising the Company that as a result of our failure to file the proxy statement, and because Nasdaq has determined that it would not be possible for the Merger to close before October 14, 2024, the Staff has determined that the Company did not provide a definitive plan evidencing its ability to achieve compliance with the continued listing requirements and to deny the Company’s request for continued listing on The Nasdaq Capital Market.

As a result, unless the Company requests an appeal of the Staff’s determination, trading of the Company’s common stock will be suspended at the opening of business on October 11, 2024, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s common stock from listing and registration on The Nasdaq Stock Market.

The Company submitted a hearing request to the Nasdaq Hearings Panel (the “Panel”), which request is expected to stay any delisting action by the Staff at least until the hearing process concludes and any extension granted by the Panel expires.

At the Panel hearing, the Company intends to present a plan to regain compliance with the minimum stockholders’ equity requirement, which is expected to be based around the closing of the planned Merger. In the interim, the Company’s common stock will continue to trade on Nasdaq under the symbol “PIK” at least pending the ultimate conclusion of the hearing process.

There can be no assurance that the Company’s plan will be accepted by the Panel or that, if it is, the Company will be able to regain compliance with the applicable Nasdaq listing requirements. If the Company’s common stock is delisted, it could be more difficult to buy or sell the Company’s common stock or to obtain accurate quotations, and the price of the Company’s common stock could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and/or trigger defaults and penalties under outstanding agreements or securities of the Company.

The Company remains committed to completing the Merger and hopes to file the preliminary proxy statement in connection therewith in the upcoming week, subject to finalization of Nina Footwear’s audited and interim financial statements, and completion of the draft of the preliminary proxy statement. However, there can be no assurance that the Company will be able to timely file such proxy statement, that the Securities and Exchange Commission will not have comments or questions thereon, and/or that the Company will be able to complete the transactions necessary to regain compliance with the Rule, including the Merger.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s intent or ability to regain compliance with the minimum stockholders’ equity requirement, the Company’s intention to appeal the Staff’s determination, the Company’s expectation that a request for a Panel hearing would stay delisting of its common stock pending the conclusion of the hearing process, the timing of any hearing before the Panel, the outcome of the Panel’s review of any Company appeal of the Staff’s determination, any courses of action to regain compliance with the Nasdaq Capital Market’s continued listing requirements, the Company’s ability to timely file the proxy statement, if at all, the timing to respond to, and the ability of the Company to respond to, potential comments from the Securities and Exchange Commission (SEC) on such proxy statement, delays associated with responding to SEC comments and/or the need to update financial statements of the Company and Nina Footwear which may become stale in the interim, the ability of the Company to obtain stockholder approval for the issuance of common stock in connection with the Merger and the Company’s ability to close the Merger in the timeframe, and on the terms, previously disclosed, if at all. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, that there can be no assurance that the Company will meet the stockholders’ equity requirement during any compliance period or otherwise in the future, otherwise meet Nasdaq’s compliance standards, that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can ultimately meet applicable Nasdaq requirements for any such relief, and the other important factors described under the caption “Risk Factors” in (a) the Company’s Quarterly Report on Form 10-Q for the quarter ended June 29, 2024, filed with the Securities and Exchange Commission (the “SEC”) on August 19, 2024, and (b) the Company’s Annual Report on Form 10-K for the year ended December 30, 2024, filed with the SEC on April 10, 2024, and its other filings with the SEC. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2024

Kidpik Corp.

By:	/s/ Ezra Dabah
Name:	Ezra Dabah
Title:	Chief Executive Officer